UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 29, 2005
Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 North First Street
San Jose, California 95134-1599
 (Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                   On April 29, 2005, Cypress Semiconductor Corporation’s Board of Directors appointed Jeff Osorio as interim chief financial officer of the Company, following the transitioning of Mr. Emmanuel Hernandez to SunPower Corporation, a majority-owned subsidiary of Cypress.  Before  his appointment as interim chief financial officer, Mr. Osorio served as the Company’s Vice President and Corporate Controller.

Item 9.01   Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits. Not applicable.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: May 4, 2005	By:	/s/ JEFF OSORIO

Jeff Osorio Vice President and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description